UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22669

AmericaFirst Quantitative Funds

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AmericaFirst Defensive Growth Fund

AmericaFirst Income Trends Fund

AmericaFirst Absolute Return Fund

AmericaFirst Quantitative Strategies Fund

June 30, 2013

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

AmericaFirst Capital Management, LLC is located at 8150 Sierra College Blvd (Suite 290), Roseville, CA.The Funds’ distributor is Northern Lights Distributors, LLC. AmericaFirst Capital Management, LLC is an owner of Matrix Capital Group, Inc. AmericaFirst is not affiliated with Burlington Capital Group, LLC (formerly America First Companies) or any of its subsidiaries.

Dear Shareholder:

AmericaFirst Capital Management is pleased to announce the Fiscal Year 2013 annual report and performance for the AmericaFirst family of mutual funds.

Performance as of 6/30/20131

Fund (Without Sales Load)	Class	1 Year	3 Year	5 Year	Since Inception
Defensive Growth Fund	A	16.35%			11.24%[2]
Income Trends Fund	A	9.44%			3.86%[3]
Absolute Return Fund	A	0.21%	4.44%		-0.16%[4]
Quantitative Strategies Fund	A	12.43%	13.61%	2.31%	-1.14%[5]

At AmericaFirst, we believe that emotion is a primary risk factor affecting investors.  Greed prompts investors to buy high while fear causes them to sell low.  There is also the risk of comfort creating a false sense of security resulting in inaction.

AmericaFirst’ s management team strongly believes in the discipline derived from performing extensive back testing of securities performance characteristics in any type of economic environment.  The result of this quantitative research provides the basis for rules-based investment strategies and models.  There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

We learn from history so you won’t have to!!

1 The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted.  Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.  Review the Funds’ prospectus for more information regarding the Funds’ fees and expenses, including other share classes.  For performance information current to the most recent month-end, call toll free (866) 960-1355.

2 Inception date – May 23, 2011

3 Inception date – July 1, 2010

4 Inception date February 26, 2010

5 Inception date – September 28, 2007

AmericaFirst Defensive Growth Fund

(A Shares: DGQAX, U Shares: DGQUX, I Shares: DGQIX)

Objective:  The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

**AmericaFirst Quantitative Funds Performance Summary** 6/30/2013 Annualized for periods ended:

| Fund, Classes<br>Indexes | Inception | 1-Year | 3-Year | 5-Year | Since Inception |
|---|---|---|---|---|---|
| **Defensive Growth (Without Sales Load)** | | | | | |
| Class A | 5/23/2011 | 16.35% | n/a | n/a | 11.24% |
| Class U | 5/23/2011 | 15.74% | n/a | n/a | 10.57% |
| Class I | 5/23/2011 | 16.97% | n/a | n/a | 11.86% |
| S&P 500 | | 20.60% | n/a | n/a | 12.35% |
| Lipper L/S Equity | | 7.78% | n/a | n/a | 2.58% |
| Morningstar L/S Equity | Max | 22.15% | n/a | n/a | 8.68% |
| Morningstar L/S Equity | Ave | 8.94% | n/a | n/a | 3.60% |
| Morningstar L/S Equity | Min | 2.17% | n/a | n/a | -2.51% |
| | *Class A versus* | | | | |
| | S&P 500 | -4.25% | n/a | n/a | -1.11% |
| | Lipper L/S Equity | 8.57% | n/a | n/a | 8.66% |
| | Max | -5.80% | n/a | n/a | 2.56% |
| Morningstar L/S Equity | Ave | 7.41% | n/a | n/a | 7.64% |
| | Min | 14.18% | n/a | n/a | 13.75% |

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 01/04/2015, to ensure that the net annual fund operating expenses will not exceed 2.45% for DGQAX, 2.95% for DGQUX, and 1.95% for DGQIX, subject to possible recoupment from the Fund in future years.  The expense limitation excludes interest expense and dividends from securities sold short.  Without these waivers, the Fund's total annual operating expenses would be 3.97%, 4.47%, and 3.47% respectively, as disclosed in the prospectus dated January 7, 2013.

In the Fiscal Year End June 2013, the AmericaFirst Defensive Growth Fund Class A shares rose 16.35%.  This compares to the S&P 500, which rose 20.60%.  Since inception, the Fund has returned an annualized 11.24%, underperforming the S&P 500 by 1.11%.   The Fund has outperformed both its Lipper and Morningstar Long/Short Equity benchmarks for the 1 year and since inception periods.

The Defensive Growth Fund provides a unique approach to defensive equity investing by combining a portfolio of defensive, non-cyclical stocks with a portfolio of short positions designed to provide capital appreciation when equities are down.

Overall risk and portfolio statistics remain favorable.  The Fund has experienced a 66% upside capture ratio and a 36% downside capture ratio since inception.  Up correlation is 39% versus down correlation of 76%.  Up Beta is 0.43 while down Beta is 0.51.

We continue to believe that the Defensive Growth Fund represents an excellent core selection for investors who are looking for a balanced portfolio of investments which are designed to provide favorable returns versus the S&P 500 through taking advantage of the long-term performance attributes of stocks in defensive industries.  The Fund’s 20% short position also provides potential benefit in volatile market environments.

AmericaFirst Income Trends Fund

(A Shares: AFPAX, U Shares: AFPUX, I Shares: AFPIX)

Objective:  The Fund seeks to achieve a high rate of current income and total return with lower volatility than common stocks as measured by the standard deviation.

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 01/04/2015, to ensure that the net annual fund operating expenses will not exceed 2.20% for AFPAX, 2.70% for AFPUX, and 1.70% for AFPIX, subject to possible recoupment from the Fund in future years. The expense limitation excludes interest expense and dividends from securities sold short.  Without these waivers, the Fund's total annual operating expenses would be 2.43%, 2.93%, and 1.93% respectively, as disclosed in the prospectus dated January 7, 2013.  The Fund’s distribution policy is to make monthly distributions to shareholders to achieve a specific yield.  For fiscal year ended June 30, 2013, the Fund distributed $0.6707 Class A, $0.6215 Class U, and $0.7153 Class I in distributions.   Of these amounts, a portion of these distributions would be categorized as Return of Capital.

In the Fiscal Year End June 2013, the AmericaFirst Income Trends Fund Class A shares gained 9.44%.  This compares to the Barclay’s Aggregate Bond Index, which declined -0.69%.    The Fund has outperformed the Barclay’s Aggregate Bond Index benchmark for the 1 year, 3 year and since inception time periods and the Morningstar Conservative Allocation benchmark for the 1 year period.  The Fund has underperformed the Morningstar benchmark for the 3 year and since inception periods.

Overall risk and portfolio statistics (versus the S&P 500) remain favorable.  The Fund has experienced a 41% upside capture ratio and a 55% downside capture ratio since inception.  Up correlation is 45% versus down correlation of 44%.  Up Beta is 0.26 while down Beta is 0.47.

We continue to believe that the Income Trends Fund represents an excellent selection for clients who are looking for a balanced portfolio of income assets which are designed to provide a higher yield than the Barclays Aggregate Bond Index and mitigate the risk of a potential increase in market interest rates or inflation over time.

AmericaFirst Absolute Return Fund

(A Shares: ABRFX, U Shares: ABRUX, I Shares: ABRWX)

Objective:  The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

**AmericaFirst Quantitative Funds Performance Summary** 6/30/2013 Annualized for periods ended:

| Fund, Classes<br>Indexes | | Inception | 1-Year | 3-Year | 5-Year | Since Inception |
|---|---|---|---|---|---|---|
| **Absolute Return (Without Sales Load)** | | | | | | |
| Class A | | 2/26/2010 | 0.21% | 4.44% | n/a | -0.16% |
| Class U | | 2/26/2010 | -0.38% | 3.85% | n/a | -0.71% |
| Class I | | 7/12/2010 | 0.72% | n/a | n/a | 3.65% |
| S&P 500 | | | 20.60% | 18.45% | n/a | 14.26% |
| Lipper Absolute Return | | | 3.24% | 2.45% | n/a | 2.29% |
| Morningstar World Allocation | | Max | 16.54% | 11.66% | n/a | 9.62% |
| Morningstar World Allocation | | Ave | 4.05% | 8.10% | n/a | 6.58% |
| Morningstar World Allocation | | Min | -19.72% | 4.04% | n/a | 1.36% |
| | | *Class A versus* | | | | |
| | | S&P 500 | -20.39% | -14.01% | n/a | -14.42% |
| | | Lipper Absolute Return | -3.03% | 1.99% | n/a | -2.45% |
| | | Max | -16.33% | -7.22% | n/a | -9.78% |
| | Morningstar World Allocation | Ave | -3.84% | -3.66% | n/a | -6.74% |
| | | Min | 19.93% | 0.40% | n/a | -1.52% |

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 01/04/2015, to ensure that the net annual fund operating expenses will not exceed 2.45% for ABRFX, 2.95% ABRUX, and 1.95% for ABRWX, subject to possible recoupment from the Fund in future years.  The expense limitation excludes interest expense and dividends from securities sold short.  Without these waivers, the Fund's total annual operating expenses would be 3.41%, 3.91% and 2.91% respectively, as disclosed in the prospectus dated January 7, 2013.

In the Fiscal Year End June, 2013, the AmericaFirst Absolute Return Fund Class A shares gained 0.21%.  This compares to the S&P 500, which rose 20.60%.  Since inception, the Fund has returned an annualized -0.16%, underperforming the S&P 500 by 14.42%.    The Fund has underperformed the Morningstar World Allocation benchmarks for the 1 year, 3 year and since inception periods.  The Fund underperformed the Lipper Absolute Return benchmark for the 1 year and since inception period, but outperformed the Lipper benchmark for the 3 year period.

The Absolute Return Fund follows a data-driven process to seek out the most attractive investment opportunities.  The Fund is not limited to just stocks and bonds.  The Fund invests in securities represented by the following investment indices:

•

Domestic Equity

o

Healthcare, Financial Services, Technology, Industrials, Oil & Gas, Basic Materials, Consumer Goods, Consumer Services, Utilities, Telecommunications.

•

Domestic Income

o

High Yield Bonds, Investment Grade Bonds, Preferred Stock

•

International Equity

o

Latin America, Western Europe, Australia, Asia, Russia, South Africa

•

International Income

o

Global Bonds (Established and Emerging Markets)

•

Alternative

o

Base Metals, Precious Metals, Energy Futures, Agricultural Futures, Currencies, REITS

The Fund also has the ability to short up to 20% of its portfolio to provide an additional hedge against downward, spiraling markets.

Overall risk and portfolio statistics remain somewhat mixed as the Fund continues to season and gain traction.  The Fund has experienced an 87% correlation with the S&P 500.  Up correlation is 78% versus down correlation of 68%.  Up Beta is 1.21 while down Beta is 1.07.

We continue to believe that the Absolute Return Fund represents an excellent selection for long-term investors who are looking for a total return vehicle.  As the Fund continues to season, we believe that performance will improve relative to the broad market indices.

AmericaFirst Quantitative Strategies Fund

(A Shares: AFIAX, C Shares: AFISX)

Objective:  The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

**AmericaFirst Quantitative Funds Performance Summary** 6/30/2013 Annualized for periods ended:

| Fund, Classes<br>Indexes | Inception | 1-Year | 3-Year | 5-Year | Since Inception |
|---|---|---|---|---|---|
| **Quantitiative Strategies (Without Sales Load)** | | | | | |
| Class A | 9/28/2007 | 12.43% | 13.61% | 2.31% | -1.14% |
| Class C | 9/28/2007 | 11.68% | 12.76% | 1.53% | -1.88% |
| S&P 500 | | 20.60% | 18.45% | 7.01% | 3.14% |
| Lipper Absolute Return | | 3.24% | 2.45% | 0.78% | 0.08% |
| Morningstar Moderate Allocation | Max | 20.45% | 15.51% | 8.50% | 5.63% |
| Morningstar Moderate Allocation | Ave | 11.29% | 10.31% | 5.02% | 2.90% |
| Morningstar Moderate Allocation | Min | -1.97% | 1.85% | 0.13% | -2.71% |
| | *Class A versus* | | | | |
| | S&P 500 | -8.17% | -4.84% | -4.70% | -4.28% |
| | Lipper Absolute Return | 9.19% | 11.16% | 1.53% | -1.22% |
| | Max | -8.02% | -1.90% | -6.19% | -6.77% |
| Morningstar Moderate Allocation | Ave | 1.14% | 3.30% | -2.71% | -4.04% |
| | Min | 14.40% | 11.76% | 2.18% | 1.57% |

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 01/04/2015, to ensure that the net annual fund operating expenses will not exceed 1.50% for AFIAX and 2.25% AFISX, subject to possible recoupment from the Fund in future years. The expense limitation excludes interest expense and dividends from securities sold short.  Without these waivers, the Fund's total annual operating expenses would be 1.75% and 2.50% respectively, as disclosed in the prospectus dated January 7, 2013.

In the Fiscal Year End June, 2013, the AmericaFirst Quantitative Strategies Fund Class A shares rose 12.43%.  This compares to the S&P 500, which rose 20.60%.  In the past five years the Fund has returned an annualized 2.31%, underperforming the S&P 500 by 4.70%.  The Fund outperformed the Lipper Absolute Return benchmark for the 1, 3 and 5 year periods but underperformed for the since inception period.   The Fund outperformed the Morningstar Moderate Allocation benchmark for the 1 and 3 year periods, but underperformed for the 5 year and since inception periods.

The Quantitative Strategies Fund currently employs the following four AmericaFirst Investment Models:

•

All Assets Model

o

With the ability to select from a starting universe of over 30 different investment indices and over 50,000 securities.  The Absolute Return Model seeks diversification beyond stocks and bonds.

•

Preferred Stock Model

o

The Preferred Stock Model seeks to achieve total return with a high rate of income and less volatility than common stocks by applying an unemotional, rules-based investment approach to a database of over 500 domestic preferred stocks.

•

Defensive Stock Model

o

The Defensive Stock Model seeks capital appreciation through all stock market cycles by investing in a portfolio of defensive, non-cyclical stocks of companies whose earnings are less impacted by economic conditions.  Defensive sectors include Utilities, Healthcare and Consumer Staples.

•

Corporate Bond Model

o

The Corporate Bond Model provides an unemotional and time tested approach to selecting bonds.  The Model selects from a historical database of over ½ million bonds based on traditional evaluation criteria combined with technical analysis typically reserved for the equity and commodity markets.

Overall risk and portfolio statistics remain favorable.  The Fund has experienced a 97% upside capture ratio and a 62% downside capture ratio since inception.  Up correlation is 72% versus down correlation of 83%.  Up Beta is 0.92 while down Beta is 0.83.

We continue to believe that the Quantitative Strategies Fund represents an excellent selection for investors who are looking for a core portfolio allocation designed to provide favorable returns versus the S&P 500 and relevant benchmark indices that seeks less overall portfolio volatility and risk.

Summary:

The Adviser, AmericaFirst Capital Management, was founded by a group of financial advisors with one primary goal in mind: to design and sponsor investment products which serve the needs and objectives of our peers, their clients and investors.  As advisors, we understand that you are perpetually seeking to identify ways to maximize value for your investment portfolios, while at the same time sheltering them from excess risk.  We also believe that one of the greatest risks in the investment process is relying on too little information or too much emotion when selecting securities.  We therefore strive to create products that both fill a need in the investment community, while at the same time identifying the quantitative ‘fingerprints’ of success.

We want to thank you again for placing your trust in AmericaFirst’s investment process.  In return, we will strive to continue providing the best products and solutions for you and your client’s needs.

Best Regards,

Rick Gonsalves

Portfolio Manager and CEO, AmericaFirst Capital Management, LLC

Definitions:

1.

Beta is a measure of a security's volatility relative to the market. Up Beta measures the relative volatility in positive markets while Down Beta measures the relative volatility in down markets.

2.

Correlation is a statistical measure of how investments move in relation to each other. Up Correlation measures the relationship of the Fund to stocks in positive markets while Down Correlation measures the relationship of the Fund to stocks in down markets.

3.

Up-capture compares an investment’s performance against its benchmark during periods when the benchmark’s performance is positive, while Down-capture compares the investment’s performance against the benchmark during periods when the benchmark’s performance is negative. A value of 100% for either ratio implies that the investment fully captures, or matches, the benchmark return during the period evaluated. A value of greater than 100% indicates that the investment captured more upside or downside than the benchmark.

4.

Standard Deviation shows how much variation or "dispersion" exists from the average (mean, or expected value). A low standard deviation indicates that the data points tend to be very close to the mean (or less volatile); whereas high standard deviation indicates that the data points are spread out over a large range of values (more volatile).

5.

S&P 500 Index - The S&P 500® has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. The index has over US$ 5.58 trillion benchmarked, with index assets comprising approximately US$ 1.31 trillion of this total. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

6.

Morningstar Moderate Allocation: Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.  For comparative purposes, the fund universe was filtered for funds with assets under management less than $50 million.

7.

Morningstar Conservative Allocation: Conservative-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold smaller positions in stocks than moderate-allocation portfolios. These portfolios typically have 20% to 50% of assets in equities and 50% to 80% of assets in fixed income and cash.  For comparative purposes, the fund universe was filtered for funds with assets under management less than $25 million.

8.

Morningstar World Allocation: World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.  For comparative purposes, the fund universe was filtered for funds with assets under management less than $25 million.

9.

Lipper Absolute Return: Absolute Return portfolios seek to achieve an absolute return in the reference currency within a certain value at risk quintile relative to that reference currency group.

10.

Lipper Long Short Equity: Long Short portfolios employ strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

11.

The Barclays Aggregate Bond Index, which used to be called the "Lehman Aggregate Bond Index," is a broad base index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in United States. Index funds and exchange-traded funds are available that track this bond index.

12.

Morningstar U.S. Long/Short Equity: These funds primarily take long and short positions in U.S. equities. These funds follow a strategy in which at least 75% of the fund's gross exposure is in equities, and 75% of equities exposure is in U.S. equities. The fund may also include some derivative instruments. These funds tend to have betas of 0.3 and higher relative to broad U.S. indexes like the S&P 500 and DJ Wilshire 5000.    For comparative purposes, the fund universe was filtered for funds with assets under management less than $25 million.

2076-NLD-8/26/2013

AMERICAFIRST QUANTITATIVE FUNDS                       ANNUAL REPORT

June 30, 2013 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST DEFENSIVE GROWTH FUND CLASS A SHARES AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

		One Year	Commencement of Operations
			through June 30, 2013 (1)
Class A	Without sales load	16.35%	11.24%
	With sales load	10.57%	8.54%
Class U	Without sales load	15.74%	10.57%
	With sales load	12.88%	9.23%
Class I		16.97%	11.86%
S&P 500 Total Return Index		20.60%	12.35%

(1)

AmericaFirst Defensive Growth Fund Class A, Class U and Class I shares commenced operations on May 23, 2011. Redemption fees are a 1% of amount redeemed, if sold within 90 days.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Defensive Growth Fund Class A shares versus the S&P 500 Total Return Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Defensive Growth Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS                    ANNUAL REPORT

June 30, 2013 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST INCOME TRENDS FUND CLASS A SHARES AND THE BARCLAYS AGGREGATE BOND INDEX

Average Annual Total Return

		One Year	Commencement of Operations
			through June 30, 2013 (1)
Class A	Without sales load	9.44%	3.86%
	With sales load	3.89%	2.44%
Class U	Without sales load	8.98%	3.36%
	With sales load	5.79%	2.68%
Class I		9.96%	4.33%
Barclays Aggregate Bond Index		(0.69)%	3.49%

(1)

AmericaFirst Income Trends Fund Class A, Class U and Class I shares commenced operations on July 1, 2010.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Income Trends Fund Class A shares versus the Barclays Aggregate Bond Index.  The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Aggregate Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Income Trends Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS                       ANNUAL REPORT

June 30, 2013 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST ABSOLUTE RETURN FUND CLASS A SHARES AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

		1 Year	3 Year	Commencement of Operations
				through June 30, 2013 (1)
Class A	Without sales load	0.21%	4.44%	(0.16)%
	With sales load	(4.80)%	2.67%	(1.69)%
Class U	Without sales load	(0.38)%	3.85%	(0.71)%
	With sales load	(2.92)%	2.99%	(1.47)%
Class I (2)		0.72%	N/A	3.65%
S&P 500 Total Return Index		20.60%	18.45%	14.26%

(1)

AmericaFirst Absolute Return Fund Class A and Class U shares commenced operations on February 26, 2010.  Benchmark since inception return assumes inception date of February 26, 2010.

(2)

AmericaFirst Absolute Return Fund Class I commenced operations on July 12, 2010.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Absolute Return Fund Class A shares versus the S&P 500 Total Return Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Absolute Return Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE  FUNDS             ANNUAL REPORT

June 30, 2013 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST QUANTITATIVE STRATEGIES FUND AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

					Commencement of Operations
		1 Year	3 Year	5 Year	through June 30, 2013 (1)
Class A	Without sales load	12.43%	13.61%	2.31%	(1.14)%
	With sales load	7.94%	12.09%	1.47%	(1.85)%
Class C	Without sales load	11.68%	12.76%	1.53%	(1.88)%
	With sales load	10.52%	12.36%	1.33%	(2.05)%
S&P 500 Total Return Index		20.60%	18.45%	7.01%	3.14%

(1)

AmericaFirst Quantitative Strategies Fund Class A and Class C shares commenced operations on September 28, 2007.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Quantitative Strategies Fund Class A and C Shares versus the S&P 500 Total Return Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Quantitative Strategies Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS                                                    ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited)

Total Fund operating expense ratios as stated in the current Fund’s prospectus dated January 7, 2013 were as follows:
AmericaFirst Defensive Growth Fund Class A, gross of fee waivers or expense reimbursements	3.97%
AmericaFirst Defensive Growth Fund Class A, after waiver and reimbursement	3.35%
AmericaFirst Defensive Growth Fund Class U, gross of fee waivers or expense reimbursements	4.47%
AmericaFirst Defensive Growth Fund Class U, after waiver and reimbursement	3.85%
AmericaFirst Defensive Growth Fund Class I, gross of fee waivers or expense reimbursements	3.47%
AmericaFirst Defensive Growth Fund Class I, after waiver and reimbursement	2.85%

AmericaFirst Income Trends Fund Class A, gross of fee waivers or expense reimbursements	2.43%
AmericaFirst Income Trends Fund Class A, after waiver and reimbursement	2.24%
AmericaFirst Income Trends Fund Class U, gross of fee waivers or expense reimbursements	2.93%
AmericaFirst Income Trends Fund Class U, after waiver and reimbursement	2.74%
AmericaFirst Income Trends Fund Class I, gross of fee waivers or expense reimbursements	1.93%
AmericaFirst Income Trends Fund Class I, after waiver and reimbursement	1.74%

AmericaFirst Absolute Return Fund Class A, gross of fee waivers or expense reimbursements

AmericaFirst Absolute Return Fund Class A, after fee waiver and reimbursements

AmericaFirst Absolute Return Fund Class U, gross of fee waivers or expense reimbursements

AmericaFirst Absolute Return Fund Class U, after fee waiver and reimbursements

AmericaFirst Absolute Return Fund Class I, gross of fee waivers or expense reimbursements

AmericaFirst Absolute Return Fund Class I, after fee waiver and reimbursements

3.41% 3.40% 3.91% 3.90% 2.91% 2.90%
AmericaFirst Quantitative Strategies Fund Class A, gross of fee waivers or expense reimbursements	1.75%
AmericaFirst Quantitative Strategies Fund Class A, after waiver and reimbursement	1.53%
AmericaFirst Quantitative Strategies Fund Class C, gross of fee waivers or expense reimbursements	2.50%
AmericaFirst Quantitative Strategies Fund Class C, after waiver and reimbursement	2.28%

The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the AmericaFirst Defensive Growth Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.95% for Class I shares of the AmericaFirst Defensive Growth Fund’s average daily net assets through January 4, 2015. Total Gross Operating Expenses during the year ended June 30, 2013 were 3.38% for Class A, 3.90% for Class U and 2.83% for Class I of the AmericaFirst Defensive Growth Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the AmericaFirst Income Trends Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.20% for Class A shares, 2.70% for Class U shares and 1.70% for Class I shares of the AmericaFirst Income Trends Fund’s average daily net assets through January 4, 2015. Total Gross Operating Expenses during the year ended June 30, 2013 were 2.52% for Class A, 3.02% for Class U and 2.02% for Class I of the AmericaFirst Income Trends Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Absolute Return Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.95% for Class I shares of the AmericaFirst Absolute Return Fund’s average daily net assets through January 4, 2015. Total Gross Operating Expenses during the year ended June 30, 2013 were 3.00% for Class A and 3.51% for Class U and 2.54% for Class I of the AmericaFirst Absolute Return Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Quantitative Strategies Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.50% for Class A shares and 2.25% for Class C shares of the AmericaFirst Quantitative Strategies Fund’s average daily net assets through January 4, 2015. Total Gross Operating Expenses during the year ended June 30, 2013 were 1.73% for Class A and 2.48% for Class C of the AmericaFirst Quantitative Strategies Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosure during the year ended June 30, 2013.

AMERICAFIRST QUANTITATIVE FUNDS                                                    ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period (1/1/13) and held for the entire period through 6/30/13.

Actual Expenses

The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period/year.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2013 through June 30, 2013

Actual Fund Return (in parentheses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Defensive Growth Fund Class A (+12.10%)	$ 1,000.00	$ 1,121.00	$ 15.24
AmericaFirst Defensive Growth Fund Class U (+11.83%)	1,000.00	1,118.30	17.87
AmericaFirst Defensive Growth Fund Class I (+12.38%)	1,000.00	1,123.80	12.58
Hypothetical 5% Fund Return	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Defensive Growth Fund Class A	$ 1,000.00	$ 1,010.42	$ 14.44
AmericaFirst Defensive Growth Fund Class U	1,000.00	1,007.92	16.94
AmericaFirst Defensive Growth Fund Class I	1,000.00	1,012.95	11.93

*

Expenses are equal to the Fund’s annualized expense ratios of 2.90%, 3.40% and 2.39% for the AmericaFirst Defensive Growth Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

AMERICAFIRST QUANTITATIVE FUNDS                                                   ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2013 through June 30, 2013

Actual Fund Return (in parentheses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Income Trends Fund Class A (+5.67%)	$ 1,000.00	$ 1,056.70	$ 11.32
AmericaFirst Income Trends Fund Class U (+5.62%)	1,000.00	1,056.20	13.92
AmericaFirst Income Trends Fund Class I (+5.83%)	1,000.00	1,058.30	8.79
Hypothetical 5% Fund Return	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Income Trends Fund Class A	$ 1,000.00	$ 1,013.78	$ 11.09
AmericaFirst Income Trends Fund Class U	1,000.00	1,011.25	13.62
AmericaFirst Income Trends Fund Class I	1,000.00	1,016.25	8.61

*

Expenses are equal to the Fund’s annualized expense ratios of 2.22%, 2.73% and 1.72% for the AmericaFirst Income Trends Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2013 through June 30, 2013

Actual Fund Return (in parentheses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Absolute Return Fund Class A (+3.30%)	$ 1,000.00	$1,033.00	$ 12.62
AmericaFirst Absolute Return Fund Class U (+2.86%)	1,000.00	1,028.60	15.11
AmericaFirst Absolute Return Fund Class I (+3.55%)	1,000.00	1,035.50	10.08
Hypothetical 5% Fund Return	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Absolute Return Fund Class A	$ 1,000.00	$ 1,012.38	$ 12.49
AmericaFirst Absolute Return Fund Class U	1,000.00	1,009.90	14.97
AmericaFirst Absolute Return Fund Class I	1,000.00	1,014.89	9.98

*

Expenses are equal to the Fund’s annualized expense ratios of 2.50%, 3.00% and 2.00% for the AmericaFirst Absolute Return Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

AMERICAFIRST QUANTITATIVE FUNDS                                                    ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2013 through June 30, 2013

Actual Fund Return (in parentheses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Quantitative Strategies Fund Class A(+6.27%)	$ 1,000.00	$ 1,062.70	$ 7.67
AmericaFirst Quantitative Strategies Fund Class C (+5.73%)	1,000.00	1,057.30	11.48
Hypothetical 5% Fund Return	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*
AmericaFirst Quantitative Strategies Fund Class A	$ 1,000.00	$ 1,017.36	$ 7.50
AmericaFirst Quantitative Strategies Fund Class C	1,000.00	1,013.64	11.23

*

Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 2.25% for the AmericaFirst Quantitative Strategies Fund Class A and Class C shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-217-8363.  Please read it carefully before you invest or send money.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS
June 30, 2013
Shares		Value
	COMMON STOCK - 98.96%
	AGRICULTURE - 19.32%
318,225	Alliance One International, Inc. * (a)	$ 1,209,255
36,394	Archer-Daniels-Midland Co. (a)	1,234,121
16,809	Bunge Ltd. (a)	1,189,573
21,730	Universal Corp. (a)	1,257,080
		4,890,029
	BEVERAGES - 10.98%
124,185	Cott Corp. (a)	969,885
8,235	Green Mountain Coffee Roasters, Inc. * (a)	618,119
24,895	Molson Coors Brewing Co. (a)	1,191,475
		2,779,479
	BIOTECHNOLOGY - 4.38%
9,886	Bio-Rad Laboratories, Inc. * (a)	1,109,209

	FOOD - 14.57%
45,587	Fresh Del Monte Produce, Inc. (a)	1,270,966
40,121	Mondelez International, Inc. - Class A (a)	1,144,652
49,512	Tyson Foods, Inc. (a)	1,271,468
		3,687,086
	HEALTHCARE-PRODUCTS - 44.90%
106,171	AngioDynamics, Inc. * (a)	1,197,609
155,327	Boston Scientific Corp. * (a)	1,439,881
36,612	CONMED Corp. (a)	1,143,759
202,168	CryoLife, Inc. (a)	1,265,572
25,588	Cynosure, Inc. - Class A * (a)	664,770
37,427	Hospira, Inc. * (a)	1,433,828
93,656	Invacare Corp. (a)	1,344,900
211,160	Medical Action Industries, Inc. * (a)	1,625,932
91,150	Natus Medical, Inc. * (a)	1,244,198
		11,360,449
	PHARMACEUTICALS - 4.81%
31,030	Teva Pharmaceutical Industries Ltd. (a)	1,216,376

	TOTAL COMMON STOCK ( Cost - $22,861,095)	25,042,628

	SHORT-TERM INVESTMENTS - 0.53%
	MONEY MARKET FUND - 0.53%
133,548	Dreyfus Cash Management, Institutional Shares - 0.05% **	133,548

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $133,548)	133,548

	TOTAL INVESTMENTS IN SECURITIES HELD LONG - 99.49% ( Cost - $22,994,643) (b)	$ 25,176,176
	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT - (20.30) % ( Proceeds - $4,093,213)	(5,136,480)
	OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 20.81%	5,265,171
	NET ASSETS - 100.0%	$ 25,304,867

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	INVESTMENTS IN SECURITIES SOLD SHORT* - (20.30) %
	AUTO MANUFACTURERS - 1.56%
(14,193)	Navistar International Corp.	$ (393,998)

	BEVERAGES - 2.44%
(8,235)	Green Mountain Coffee Roasters, Inc.	(618,119)

	BIOTECHNOLOGY - 1.74%
(25,148)	Ariad Pharmaceuticals, Inc.	(439,838)

	ELECTRIC - 1.68%
(18,815)	Dynegy, Inc.	(424,278)

	INSURANCE - 2.13%
(88,945)	MGIC Investment Corp.	(539,896)

	INTERNET - 2.35%
(70,058)	Groupon, Inc. - Class A	(595,493)

	OIL & GAS - 1.61%
(34,000)	Swift Energy Co.	(407,660)

	RETAIL - 2.03%
(30,033)	JC Penney Co., Inc.	(512,964)

	SEMICONDUCTORS - 3.00%
(185,883)	Advanced Micro Devices, Inc.	(758,403)

	TELECOMMUNICATIONS - 1.76%
(42,299)	Polycom, Inc. *	(445,831)

	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds $4,093,213)	$ (5,136,480)

* Non-income producing security.
** The rate shown represents the rate at June 30, 2013 and is subject to change daily.
(a) All or a portion of the security is segregated as collateral for securities sold short at June 30, 2013.

(b) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including short sales,  is $19,038,930 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 2,422,414
	Unrealized depreciation:	(1,421,648)
	Net unrealized appreciation:	$ 1,000,766

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013

The Fund's holdings were divided among the following economic sectors:
	Value	Percentage
HEALTHCARE-PRODUCTS	$ 11,360,449	56.69%
AGRICULTURE	4,890,029	24.40%
FOOD	3,687,086	18.40%
BEVERAGES	2,161,360	10.78%
PHARMACEUTICALS	1,216,376	6.07%
BIOTECHNOLOGY	669,371	3.34%
MONEY MARKET FUND	133,548	0.67%
AUTO MANUFACTURERS	(393,998)	-1.97%
OIL & GAS	(407,660)	-2.03%
ELECTRIC	(424,278)	-2.12%
TELECOMMUNICATIONS	(445,831)	-2.23%
RETAIL	(512,964)	-2.56%
INSURANCE	(539,896)	-2.69%
INTERNET	(595,493)	-2.97%
SEMICONDUCTORS	(758,403)	-3.78%
Total Portfolio Holdings	$ 20,039,696	100.00%

The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2013 and are subject to change.

The accompanying notes are an integral part of these financial statements.

	AmericaFirst Income Trends Fund
	SCHEDULE OF INVESTMENTS
	June 30, 2013
Shares		Value
	COMMON STOCK - 48.03%
	COMMERCIAL SERVICES - 4.96%
61,892	Quad Graphics, Inc.	$ 1,491,597

	DIVERSIFIED FINANANCIAL SERVICES - 4.48%
64,664	AllianceBernstein Holding LP	1,346,305

	INSURANCE - 2.17%
21,084	Hartford Financial Services Group, Inc.	651,917

	INVESTMENT COMPANIES - 5.01%
133,744	KCAP Financial, Inc.	1,505,958

	PRIVATE EQUITY - 4.69%
101,000	Hercules Technology Growth Capital, Inc.	1,407,940

	REAL ESTATE INVESTMENT TRUSTS - 22.02%
42,853	Corrections Corp. of America	1,451,431
38,175	Geo Group, Inc.	1,296,041
31,000	Liberty Property Trust	1,145,760
113,000	New Residential Investment Corp.	761,620
113,000	Newcastle Investment Corp.	590,990
150,502	NorthStar Realty Finance Corp.	1,369,568
		6,615,410
	TRUCKING & LEASING - 4.70%
32,437	TAL International Group, Inc.	1,413,280

	TOTAL COMMON STOCK ( Cost - $14,167,980)	14,432,407

	PREFERRED STOCK - 14.27%
	BANKS - 7.93%
22,003	Ally Financial Inc., 8.50%	568,998
21,440	Deutsche Bank Contingent Capital Trust III, 7.60%	572,448
21,751	GMAC Capital Trust I, 8.125%	566,613
3,590	Lloyds Banking Group PLC, 7.75%	95,925
21,400	Santander Finance Preferred SAU, 10.50%	578,528
		2,382,512
	DIVERSIFIED FINANANCIAL SERVICES - 1.14%
6,913	Merrill Lynch Capital Trust I, 6.45%	172,340
6,880	Morgan Stanley Capital Trust VII, 6.60%	171,037
		343,377
	INSURANCE - 4.65%
14,545	Aegon NV, 8.00%	404,496
19,860	Hartford Financial Services Group Inc., 7.875%	587,260
16,272	ING Groep NV, 7.05%	404,522
		1,396,278

The accompanying notes are an integral part of these financial statements.

	AmericaFirst Income Trends Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2013
Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 0.55%
6,838	Hatteras Financial Corp., 7.625%	$ 165,685

	TOTAL PREFERRED STOCK ( Cost - $4,294,764)	4,287,852
Units
	UNIT INVESTMENT TRUST - 4.11%
129,891	AmericaFirst Defensive Growth & Income Portfolio, Series 1^	1,235,536
	TOTAL UNIT INVESTMENT TRUST ( Cost - $1,263,838)

Principal	BONDS & NOTES - 29.67%
	AUTO MANUFACTURERS - 3.21%
$ 875,000	Chrysler Group LLC, 8.25%, 6/15/21	964,688

	AUTO PARTS & EQUIPMENT - 1.78%
875,000	Exide Technologies, 8.625%, 2/1/18 (a)	533,750

	BUILDING MATERIALS - 2.78%
783,000	Ply Gem Industries, Inc., 8.25%, 2/15/18	833,895

	COMMERCIAL SERVICES - 0.26%
25,000	Ceridian Corp., 11.25%, 11/15/15	25,313
50,000	Envision Healthcare Corp., 8.125%, 6/1/19	53,125
		78,438
	ELECTRIC - 3.23%
875,000	GenOn Energy, Inc., 9.50%, 10/15/18	971,250

	INSURANCE - 2.53%
875,000	Genworth Holdings, Inc., 6.15%, 11/15/66	759,063

	MEDIA - 0.24%
75,000	Clear Channel Communications, Inc., 9.00%, 3/1/21	71,250

	OIL & GAS - 2.81%
25,000	EP Energy LLC, 9.375%, 5/1/20	28,156
875,000	EXCO Resources, Inc., 7.50%, 9/15/18	818,125
		846,281
	PIPELINES - 3.02%
875,000	Niska Gas Storage US LLC, 8.875%, 3/15/18	907,813

	RETAIL - 0.09%
25,000	Burger King Corp., 9.875%, 10/15/18	27,875

	SOFTWARE - 3.08%
875,000	First Data Corp., 12.625%, 1/15/21	925,312

	SOVEREIGN - 1.12%
400,000	Venezuela Government International Bond, 9.25%, 9/15/27	338,000

The accompanying notes are an integral part of these financial statements.

	AmericaFirst Income Trends Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2013
Principal			Value
	TELECOMMUNICATIONS - 5.52%
$ 775,000	Avaya, Inc., 10.125%, 11/1/15		$ 758,531
875,000	Cincinnati Bell, Inc., 8.375%, 10/15/20		899,062
			1,657,593

	TOTAL BONDS & NOTES ( Cost - $9,271,569)		8,915,208

Shares	SHORT-TERM INVESTMENTS - 2.19%
	MONEY MARKET FUND - 2.19%
657,051	Dreyfus Cash Management, Institutional Shares - 0.05% *		657,051
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $657,051)

	TOTAL INVESTMENTS - 98.27% ( Cost - $29,655,202) (b)		$ 29,528,054
	OTHER ASSETS LESS LIABILITIES - 1.73%		521,090
	NET ASSETS - 100.0%		$ 30,049,144

LP - Limited Partnership.
PLC - Public Liability Company.
* The rate shown represents the rate at June 30, 2013 and is subject to change daily.
^ Affiliated security. The aggregate fair value of all securities of affiliated companies held in the Fund as of June 30, 2013 amounted to $1,235,536 representing 4.11% of net assets.
(a) Security in default.

(b) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $29,609,150 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:		$ 937,693
	Unrealized depreciation:		(1,018,789)
	Net unrealized depreciation:		$ (81,096)

	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	REAL ESTATE INVESTMENT TRUSTS	$ 6,781,095	22.96%
	INSURANCE	2,807,258	9.51%
	BANKS	2,382,512	8.07%
	DIVERSIFIED FINANCIAL SERVICES	1,689,682	5.72%
	TELECOMMUNICATIONS	1,657,593	5.61%
	COMMERCIAL SERVICES	1,570,035	5.32%
	INVESTMENT COMPANIES	1,505,958	5.10%
	TRUCKING & LEASING	1,413,280	4.79%
	PRIVATE EQUITY	1,407,940	4.77%
	UNIT INVESTMENT TRUST	1,235,536	4.18%
	ELECTRIC	971,250	3.29%
	AUTO MANUFACTURERS	964,688	3.27%
	SOFTWARE	925,312	3.13%
	PIPLINES	907,813	3.07%
	OIL & GAS	846,281	2.87%
	BUILDING MATERIALS	833,895	2.82%
	MONEY MARKET FUND	657,051	2.23%
	AUTO PARTS & EQUIPMENT	533,750	1.81%
	SOVEREIGN	338,000	1.15%
	MEDIA	71,250	0.24%
	RETAIL	27,875	0.09%
	Total Portfolio Holdings	$ 29,528,054	100.00%

The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2013 and are subject to change.

The accompanying notes are an integral part of these financial statements.

	AmericaFirst Absolute Return Fund
	SCHEDULE OF INVESTMENTS
	June 30, 2013
Shares		Value
	COMMON STOCK - 78.37%
	AGRICULTURE - 3.87%
6,863	British American Tobacco PLC - ADR	$ 706,477

	BANKS - 7.76%
11,651	Royal Bank of Canada	679,370
252,984	Synovus Financial Corp.	738,713
		1,418,083
	COMMERCIAL SERVICES - 7.53%
27,106	CoreLogic, Inc. *	628,046
9,188	FleetCor Technologies, Inc. *	746,984
		1,375,030
	DIVERSIFIED FINANCIAL SERVICES - 7.85%
4,817	Affiliated Managers Group, Inc. *	789,699
123,564	Ashmore Group PLC	644,381
		1,434,080
	ELECTRONICS - 7.41%
9,771	Analogic Corp.	711,622
14,415	Badger Meter, Inc.	642,188
		1,353,810
	INSURANCE - 4.47%
40,552	Admiral Group PLC	816,497

	MINING - 3.56%
11,285	BHP Billiton Ltd. - ADR	650,693

	OIL & GAS - 23.39%
27,542	EPL Oil & Gas, Inc. *	808,633
50,970	Northern Oil and Gas, Inc. *	679,940
44,261	Petroleo Brasileiro SA - ADR	593,540
36,160	Repsol SA - ADR	765,146
33,684	Stone Energy Corp. *	742,059
16,122	Unit Corp. *	686,475
		4,275,793
	PHARMACEUTICALS - 4.01%
15,480	AstraZeneca PLC - ADR	732,204

	RETAIL - 5.03%
22,915	Asbury Automotive Group, Inc. *	918,891

	TRANSPORTATION - 3.49%
34,900	Celadon Group, Inc.	636,925

	TOTAL COMMON STOCK ( Cost - $14,767,239)	14,318,483

The accompanying notes are an integral part of these financial statements.

	AmericaFirst Absolute Return Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2013
Shares			Value
	PREFERRED STOCK - 19.30%
	BANKS - 19.30%
27,346	Ally Financial, Inc., 8.50%		$ 707,168
702	Bank of America Corp., 7.25%		778,595
30,652	Goldman Sachs Group, Inc., 4.00%		677,716
31,891	Morgan Stanley, 4.00%		684,062
568	Wells Fargo & Co., 7.50%		678,192
			3,525,733

	TOTAL PREFERRED STOCK ( Cost - $3,786,367)		3,525,733

	SHORT-TERM INVESTMENTS - 1.91%
	MONEY MARKET FUND - 1.91%
349,181	Dreyfus Cash Management, Institutional Shares, 0.05% **		349,181

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $349,181)		349,181

	TOTAL INVESTMENTS - 99.58% ( Cost - $18,902,787) (a)		$ 18,193,397
	OTHER ASSETS LESS LIABILITIES - 0.42%		76,931
	NET ASSETS - 100.0%		$ 18,270,328

ADR - American Depositary Receipts.
PLC - Public Liability Company.
* Non-income producing security.
** The rate shown represents the rate at June 30, 2013 and is subject to change daily.

(a) Represent cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $18,924,045 and differs from market value by new unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 311,853
		Unrealized depreciation:	(1,042,501)
		Net unrealized depreciation:	$ (730,648)

	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	BANKS	$ 4,943,816	27.17%
	OIL & GAS	4,275,793	23.50%
	DIVERSIFIED FINANCIAL SERVICES	1,434,080	7.88%
	COMMERCIAL SERVICES	1,375,030	7.56%
	ELECTRONICS	1,353,810	7.44%
	RETAIL	918,891	5.05%
	INSURANCE	816,497	4.49%
	PHARMACEUTICALS	732,204	4.03%
	AGRICULTURE	706,477	3.88%
	MINING	650,693	3.58%
	TRANSPORTATION	636,925	3.50%
	MONEY MARKET FUND	349,181	1.92%
	Total Portfolio Holdings	$ 18,193,397	100.00%

The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2013 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS
June 30, 2013
Shares		Value
	COMMON STOCK - 61.44%
	AGRICULTURE - 5.30%
49,381	Archer-Daniels-Midland Co.	$ 1,674,510
9,152	British American Tobacco PLC - ADR	942,107
		2,616,617
	BANKS - 4.02%
16,274	Royal Bank of Canada	948,937
354,730	Synovus Financial Corp.	1,035,812
		1,984,749
	BEVERAGES - 5.73%
168,743	Cott Corp.	1,317,883
31,571	Molson Coors Brewing Co.	1,510,988
		2,828,871
	COMMERCIAL SERVICES - 3.89%
37,939	CoreLogic, Inc.*	879,047
12,782	FleetCor Technologies, Inc. *	1,039,176
		1,918,223
	DIVERSIFIED FINANCIAL SERVICES - 2.15%
6,387	Affiliated Managers Group, Inc. *	1,047,085
2,521	Ashmore Group PLC	13,147
		1,060,232
	HEALTHCARE-PRODUCTS - 18.63%
234,167	Boston Scientific Corp. *	2,170,728
43,039	Hospira, Inc. *	1,648,824
34,520	Integra LifeSciences Holdings Corp. *	1,264,468
82,672	Invacare Corp.	1,187,170
379,991	Medical Action Industries, Inc. *	2,925,931
		9,197,121
	INSURANCE - 5.14%
21,832	American International Group, Inc. *	975,890
50,436	Hartford Financial Services Group, Inc.	1,559,481
		2,535,371
	IRON/STEEL - 2.74%
220,083	Cia Siderurgica Nacional SA - ADR	609,630
56,672	Vale SA - ADR	745,237
		1,354,867
	MINING - 5.93%
14,325	BHP Billiton Ltd. - ADR	825,979
127,184	Gold Fields Ltd. - ADR	667,716
29,311	Goldcorp, Inc.	724,861
23,595	Newmont Mining Corp.	706,670
		2,925,226
	PHARMACEUTICALS - 7.91%
19,615	AstraZeneca PLC - ADR	927,789
38,063	Forest Laboratories, Inc. *	1,560,583
36,157	Teva Pharmaceutical Industries Ltd. - ADR	1,417,354
		3,905,726

	TOTAL COMMON STOCK ( Cost - $28,667,660)	30,327,003

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013
Principal		Value
	BONDS & NOTES - 19.19%
	AUTO MANUFACTURERS - 2.18%
$ 975,000	Chrysler Group LLC, 8.25%, 6/15/2021	$ 1,074,937

	AUTO PARTS & EQUIPMENT - 1.20%
975,000	Exide Technologies, 8.625%, 2/1/2018 (a)	594,750

	BANKS - 0.03%
20,000	Banco Hipotecario SA, 9.75%, 4/27/2016	16,975

	BUILDING MATERIALS - 1.88%
873,000	Ply Gem Industries Inc., 8.25%, 2/15/2018	929,745

	ELECTRIC - 2.19%
975,000	GenOn Energy Inc., 9.50%, 10/15/2018	1,082,250

	INSURANCE - 1.71%
975,000	Genworth Holdings, Inc., 6.15%, 11/15/2066	845,812

	MEDIA - 0.05%
25,000	Clear Channel Communications, Inc., 9.00%, 3/1/2021	23,750

	OIL & GAS - 1.85%
975,000	EXCO Resources, Inc., 7.50%, 9/15/2018	911,625

	PIPELINES - 2.05%
975,000	Niska Gas Storage US LLC, 8.875%, 3/15/2018	1,011,563

	SOFTWARE - 2.09%
975,000	First Data Corp, 12.625%, 1/15/2021	1,031,063

	TELECOMMUNICATIONS - 3.96%
975,000	Avaya, Inc, 10.125%, 11/1/2015	954,281
975,000	Cincinnati Bell, Inc., 8.375%, 10/15/2020	1,001,813
		1,956,094

	TOTAL BONDS & NOTES ( Cost - $9,849,072)	9,478,564

Shares	PREFERRED STOCK - 13.48%
	BANKS - 8.95%
43,309	Ally Financial, Inc., 8.50%	1,119,971
2,624	Bank of America Corp., 7.25%	66,781
2,399	Deutsche Bank Contingent Capital Trust III, 7.60%	64,053
33,272	Deutsche Bank Contingent Capital Trust V, 8.05%	915,978
42,689	GMAC Capital Trust I, 8.125%	1,112,048
42,109	Santander Finance Preferred SAU, 10.50%	1,138,375
		4,417,206

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013
Shares			Value
	INSURANCE - 4.53%
45,108	Aegon NV, 6.375%		$ 1,112,363
44,420	ING Groep NV, 8.50%		1,124,270
			2,236,633

	TOTAL PREFERRED STOCK ( Cost - $6,650,963)		6,653,839
Units
	UNIT INVESTMENT TRUST - 4.84%
251,406	AmericaFirst Defensive Growth & Income Portfolio, Series 1^		2,391,399
	TOTAL UNIT INVESTMENT TRUST ( Cost - $2,451,673)
Shares
	SHORT-TERM INVESTMENTS - 1.02%
	MONEY MARKET FUND - 1.02%
501,356	Dreyfus Cash Management, Institutional Shares, 0.05% **		501,356
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $501,356)

	TOTAL INVESTMENTS - 99.97% ( Cost - $48,120,724) (b)		$ 49,352,161
	OTHER ASSETS LESS LIABILITIES - 0.03%		16,900
	NET ASSETS - 100.00%		$ 49,369,061

* Non-income producing security.
** The rate shown represents the rate at June 30, 2013 and is subject to change daily.
^ Affiliated security. The aggregate fair value of all securities of affiliated companies held in the Fund as of June 30, 2013 amounted to $2,391,399 representing 4.84% of net assets.
ADR - American Depositary Receipt
PLC - Public Limited Company
(a) Security in default.

(b) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $48,121,463 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 4,026,864
		Unrealized depreciation:	(2,796,166)
		Net unrealized appreciation:	$ 1,230,698
	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	HEALTHCARE-PRODUCTS	$ 9,197,121	18.64%
	BANKS	6,418,930	13.01%
	INSURANCE	5,617,816	11.38%
	PHARMACEUTICALS	3,905,726	7.91%
	MINING	2,925,226	5.93%
	BEVERAGES	2,828,871	5.73%
	AGRICULTURE	2,616,617	5.30%
	UNIT INVESTMENT TRUST	2,391,399	4.85%
	TELECOMMUNICATIONS	1,956,094	3.96%
	COMMERCIAL SERVICES	1,918,223	3.89%
	IRON/STEEL	1,354,867	2.74%
	ELECTRIC	1,082,250	2.19%
	AUTO MANUFACTURERS	1,074,937	2.18%
	DIVERSIFIED FINANCIAL SERVICES	1,060,232	2.15%
	SOFTWARE	1,031,063	2.09%
	PIPLINES	1,011,563	2.05%
	BUILDING MATERIALS	929,745	1.88%
	OIL & GAS	911,625	1.85%
	AUTO PARTS & EQUIPMENT	594,750	1.20%
	MONEY MARKET FUND	501,356	1.02%
	MEDIA	23,750	0.05%
	Total Portfolio Holdings	$ 49,352,161	100.00%
The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2013 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Assets and Liabilities
June 30, 2013

	AmericaFirst Defensive Growth Fund	AmericaFirst Income Trends Fund	AmericaFirst Absolute Return Fund	AmericaFirst Quantitative Strategies Fund
ASSETS:
Investments in securities, at value:
Unaffiliated investments	$ 25,176,176	$ 28,292,518	$ 18,193,397	$ 46,960,762
Affiliated investments	-	1,235,536	-	2,391,399
Total investments, at value	25,176,176	29,528,054	18,193,397	49,352,161
Cash	9,508	8,912	-	1,284
Foreign Currency, at value (Cost $43,165)	-	-	42,839	-
Deposit at broker for securities sold short	4,971,860	-	146	-
Receivables:
Capital shares sold	216,967	244,952	1,190	82,113
Securities sold	33,736	-	-	-
Dividends	16,155	75,625	49,313	59,133
Interest	45	188,530	20	196,650
Due from Manager	-	-	-	2,017
Prepaid expenses	55,660	59,269	56,619	69,219
Total assets	30,480,107	30,105,342	18,343,524	49,762,577

LIABILITIES:
Securities sold short	5,136,480	-	-	-
Payables:
Distribution and/or service (12b-1) fees	2,819	9,172	3,546	28,456
Due to Manager	6,301	13,055	3,931	-
Securities purchased	-	-	-	295,977
Capital shares redeemed	5,944	12,451	45,950	16,309
Due to administrator and related parties	2,404	2,892	1,382	1,887
Other liabilities and accrued expenses	21,292	18,628	18,387	50,887
Total liabilities	5,175,240	56,198	73,196	393,516

NET ASSETS	$ 25,304,867	$ 30,049,144	$ 18,270,328	$ 49,369,061

Unaffiliated investments in securities, at cost	$ 22,994,643	$ 28,391,364	$ 18,902,787	$ 45,669,051
Affiliated investments in securities, at cost	$ -	$ 1,263,838	$ -	$ 2,451,673
Securities sold short, at proceeds	$ (4,093,213)	$ -	$ -	$ -

NET ASSETS CONSIST OF:
Paid-in capital	$ 23,255,031	$ 36,149,442	$ 28,685,639	$ 47,516,583
Undistributed net investment income (loss)	-	46,052	(1,931)	-
Accumulated net realized capital gain (loss)	911,570	(6,019,202)	(9,703,665)	621,041
Net unrealized appreciation (depreciation) on investments and foreign currency	1,138,266	(127,148)	(709,715)	1,231,437
NET ASSETS	$ 25,304,867	$ 30,049,144	$ 18,270,328	$ 49,369,061

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Assets and Liabilities (Continued)
June 30, 2013

		AmericaFirst Defensive Growth Fund	AmericaFirst Income Trends Fund	AmericaFirst Absolute Return Fund	AmericaFirst Quantitative Strategies Fund
Net Asset Value Per Share
Class A Shares
	Net Assets	$ 10,753,566	$ 10,324,898	$ 8,823,279	$ 23,520,730
	Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	928,904	1,120,985	950,217	3,742,274
	Net Asset Value per share	$ 11.58	$ 9.21	$ 9.29	$ 6.29
	Maximum offering price per share (maximum sales load of 5%, 4%, 5% and 4%, respectively)	$ 12.19	$ 9.59	$ 9.78	$ 6.55
	Minimum redemption price per share (1)	$ 11.46	$ 9.12	$ 9.20	$ 6.23

Class I Shares
	Net Assets	$ 8,405,772	$ 8,899,556	$ 688,112	$ -
	Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	718,008	965,845	73,313	-
	Net Asset Value and offering price per share	$ 11.71	$ 9.21	$ 9.39	$ -
	Minimum redemption price per share (3)	$ 11.59	$ 9.12	$ 9.30	$ -

Class U Shares
	Net Assets	$ 6,145,529	$ 10,824,690	$ 8,758,937	$ -
	Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	537,229	1,175,554	956,864	-
	Net Asset Value per share	$ 11.44	$ 9.21	$ 9.15	$ -
	Maximum offering price per share (maximum sales load of 2.50%, 2.00% and 2.50%, respectively)	$ 11.73	$ 9.40	$ 9.38	$ -
	Minimum redemption price per share (1)	$ 11.33	$ 9.12	$ 9.06	$ -

Class C Shares
	Net Assets	$ -	$ -	$ -	$ 25,848,331
	Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	-	-	-	4,130,494
	Net Asset Value per share	$ -	$ -	$ -	$ 6.26
	Maximum offering price per share (maximum sales load of 0%, 0%, 0% and 1%, respectively)	$ -	$ -	$ -	$ 6.32
	Minimum redemption price per share (2)(3)	$ -	$ -	$ -	$ 6.20

(1)

Investment in Class A and Class U shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

The Fund charges a fee of 1.00% on redemptions of shares held less than 90 days.
(2)

A CDSC of 1.00% is imposed in the event of certain redemption transactions of Class C shares less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(3)	The Fund charges a fee of 1.00% on redemptions of shares held less than 90 days.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Operations
For the Year Ended June 30, 2013

	AmericaFirst Defensive Growth Fund	AmericaFirst Income Trends Fund	AmericaFirst Absolute Return Fund	AmericaFirst Quantitative Strategies Fund

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $18,428, $1,262, $14,030 and $16,375, respectively)	$ 373,673	$ 1,520,140	$ 915,787	$ 1,334,152
Interest income	878	536,216	864	802,874
Total investment income	374,551	2,056,356	916,651	2,137,026

EXPENSES:
Management fees	241,294	294,555	454,961	462,745
Distribution and/or service (12b-1) fees - Class A	35,773	36,567	74,498	51,291
Distribution and/or service (12b-1) fees - Class C	-	-	-	257,580
Distribution and/or service (12b-1) fees - Class U	52,956	98,633	137,605	-
Administrator and related party fees	32,181	47,545	63,330	90,410
Registration fees	56,509	60,463	60,034	44,256
Custody fees	4,779	5,187	19,668	4,970
Legal Fees	9,122	10,935	13,314	24,030
Audit and tax fees	10,462	13,425	13,460	12,963
Compliance officer compensation	11,678	11,655	11,655	11,655
Interest expense	63,940	2,275	78,170	401
Trustees' fees	5,663	5,550	5,400	7,947
Printing fees	3,170	10,003	11,057	12,739
Pricing fees	49	49	49	59
Insurance fees	1,365	1,369	1,350	1,365
Dividend expenses	11,928	-	12,084	-
Miscellaneous	10,717	11,869	16,646	10,015

Total expenses	551,586	610,080	973,281	992,426
Less fees waived and expenses absorbed by Manager	(72,989)	(72,391)	(80,241)	(105,032)

Net expenses	478,597	537,689	893,040	887,394

Net investment income (loss)	(104,046)	1,518,667	23,611	1,249,632

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency transactions	1,917,550	499,846	2,143,019	2,999,062
Securities sold short	(519,777)	13,223	(1,375,744)	-
Options written	-	4,410	-	-
Net realized gain	1,397,773	517,479	767,275	2,999,062
Change in net unrealized appreciation (depreciation) on:
Unaffiliated investments and foreign currency transactions	1,706,399	(113,092)	(1,729,039)	824,814
Affiliated investments	-	(28,302)	-	(60,274)
Securities sold short	(837,509)	-	602,679	-
Net change in unrealized appreciation (depreciation)	868,890	(141,394)	(1,126,360)	764,540
Net realized and unrealized gain (loss)	2,266,663	376,085	(359,085)	3,763,602

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,162,617	$ 1,894,752	$ (335,474)	$ 5,013,234

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Changes in Net Assets

	AmericaFirst Defensive Growth Fund		AmericaFirst Income Trends Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$ (104,046)	$ (203,790)	$ 1,518,667	$ 1,576,004
Net realized gain (loss) on investments, options written and securities sold short	1,397,773	1,055,919	517,479	(6,701,585)
Change in net unrealized appreciation (depreciation) on investments and securities sold short	868,890	83,192	(141,394)	1,709,185
Net increase (decrease) in net assets resulting from operations	2,162,617	935,321	1,894,752	(3,416,396)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain - Class A	(400,109)	(21,722)	-	(7,736)
Net realized gain - Class I	(153,077)	(16,919)	-	(6,136)
Net realized gain - Class U	(312,144)	(25,697)	-	(16,416)
Distributions in excess of net investment income - Class A	(39,645)	-	-	-
Distributions in excess of net investment income - Class I	(14,862)	-	-	-
Distributions in excess of net investment income - Class U	(29,972)	-	-	-
Distributions from net investment income - Class A	-	-	(434,126)	(370,586)
Distributions from net investment income - Class I	-	-	(407,929)	(384,558)
Distributions from net investment income - Class U	-	-	(528,430)	(733,933)
Return of capital - Class A	-	-	(108,132)	-
Return of capital - Class I	-	-	(100,276)	-
Return of capital - Class U	-	-	(124,150)	-
Total distributions to shareholders	(949,809)	(64,338)	(1,703,043)	(1,519,365)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	6,866,571	5,073,531	6,538,898	902,076
Reinvestment of distributions	417,838	20,982	379,463	289,826
Cost of shares redeemed	(2,904,216)	(1,130,254)	(2,196,297)	(3,313,521)
Redemption fees	1,226	1,337	139	8
Total Class A Transactions	4,381,419	3,965,596	4,722,203	(2,121,611)

Class I
Proceeds from shares sold	6,941,096	1,876,691	5,544,826	1,772,327
Reinvestment of distributions	152,915	10,320	362,308	276,735
Cost of shares redeemed	(1,655,191)	(2,433,448)	(1,776,463)	(9,027,737)
Redemption fees	1,936	9,206	883	1,257
Total Class I Transactions	5,440,756	(537,231)	4,131,554	(6,977,418)

Class U
Proceeds from shares sold	2,663,564	4,653,127	3,453,208	1,580,592
Reinvestment of distributions	319,917	24,596	379,971	500,388
Cost of shares redeemed	(2,874,087)	(2,865,752)	(3,466,241)	(12,964,717)
Redemption fees	500	3,078	199	1,082
Total Class U Transactions	109,894	1,815,049	367,137	(10,882,655)

Net increase (decrease) from capital share transactions	9,932,069	5,243,414	9,220,894	(19,981,684)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,144,877	6,114,397	9,412,603	(24,917,445)

NET ASSETS:
Beginning of year	14,159,990	8,045,593	20,636,541	45,553,986
End of year**	$ 25,304,867	$ 14,159,990	$ 30,049,144	$ 20,636,541

** Includes undistributed net investment income of:	$ -	$ -	$ 46,052	$ 10,442

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Changes in Net Assets (Continued)

	AmericaFirst Defensive Growth Fund		AmericaFirst Income Trends Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
SHARE ACTIVITY:
Class A
Shares sold	608,569	506,464	705,303	101,258
Reinvested distributions	39,788	2,035	41,304	32,876
Shares redeemed	(263,401)	(111,613)	(237,699)	(362,595)
Net increase (decrease)	384,956	396,886	508,908	(228,461)

Class I
Shares sold	609,337	185,941	594,244	189,119
Reinvested distributions	14,438	999	39,410	31,585
Shares redeemed	(154,695)	(238,648)	(192,420)	(1,011,979)
Net increase (decrease)	469,080	(51,708)	441,234	(791,275)

Class U
Shares sold	241,383	469,806	369,336	172,543
Reinvested distributions	30,752	2,400	41,415	56,963
Shares redeemed	(268,238)	(297,585)	(379,357)	(1,448,293)
Net increase (decrease)	3,897	174,621	31,394	(1,218,787)

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Changes in Net Assets

	AmericaFirst Absolute Return Fund		AmericaFirst Quantitative Strategies Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$ 23,611	$ (942,232)	$ 1,249,632	$ 1,269,083
Net realized gain (loss) on investments. options written and securities sold short	767,275	(9,691,276)	2,999,062	(2,382,738)
Change in net unrealized appreciation (depreciation) on investments and securities sold short	(1,126,360)	3,180,517	764,540	772,578
Net increase (decrease) in net assets resulting from operations	(335,474)	(7,452,991)	5,013,234	(341,077)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain - Class A	-	(1,805,755)	-	(2,413,073)
Net realized gain - Class I	-	(485,377)	-	-
Net realized gain - Class U	-	(1,961,259)	-	-
Net realized gain - Class C	-	-	-	(3,796,571)
Net investment income - Class A	-	-	(661,492)	(564,560)
Net investment income - Class C	-	-	(618,123)	(645,098)
Return of capital - Class A	(52,725)	-	-	-
Return of capital - Class I	(9,545)	-	-	-
Return of capital - Class U	(5,098)	-	-	-
Total distributions to shareholders	(67,368)	(4,252,391)	(1,279,615)	(7,419,302)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	1,672,529	2,980,264	10,093,721	7,075,310
Net increase from payments by affiliates	-	-	-	41,310
Reinvestment of distributions	42,380	1,324,908	587,940	2,574,576
Cost of shares redeemed	(14,880,589)	(20,124,011)	(6,301,364)	(13,063,779)
Redemption fees	1,583	1,690	4,483	2,711
Total Class A Transactions	(13,164,097)	(15,817,149)	4,384,780	(3,369,872)

Class I
Proceeds from shares sold	276,226	1,094,179	-	-
Reinvestment of distributions	8,282	447,552	-	-
Cost of shares redeemed	(4,439,685)	(9,017,351)	-	-
Redemption fees	36	636	-	-
Total Class I Transactions	(4,155,141)	(7,474,984)	-	-

Class U
Proceeds from shares sold	138,635	2,196,448	-	-
Reinvestment of distributions	4,280	1,796,354	-	-
Cost of shares redeemed	(12,539,620)	(24,474,006)	-	-
Redemption fees	659	774	-	-
Total Class U Transactions	(12,396,046)	(20,480,430)	-	-

Class C
Proceeds from shares sold	-	-	3,109,128	3,669,763
Reinvestment of distributions	-	-	569,773	3,924,164
Cost of shares redeemed	-	-	(5,024,715)	(17,441,724)
Redemption fees	-	-	242	15,451
Total Class C Transactions	-	-	(1,345,572)	(9,832,346)

Net increase (decrease) from capital share transactions	(29,715,284)	(43,772,563)	3,039,208	(13,202,218)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,118,126)	(55,477,945)	6,772,827	(20,962,597)

NET ASSETS:
Beginning of year	48,388,454	103,866,399	42,596,234	63,558,831
End of year*	$ 18,270,328	$ 48,388,454	$ 49,369,061	$ 42,596,234

* Includes undistributed net investment loss of:	$ (1,931)	$ (412,517)	$ -	$ -

The accompanying notes are an integral part of these financial statements.

AmericaFirst Funds
Statements of Changes in Net Assets (Continued)

	AmericaFirst Absolute Return Fund		AmericaFirst Quantitative Strategies Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
SHARE ACTIVITY:
Class A
Shares sold	180,119	300,897	1,610,819	1,179,279
Reinvested distributions	4,536	141,853	94,072	478,410
Shares redeemed	(1,610,102)	(2,027,882)	(1,008,789)	(2,189,285)
Net increase (decrease)	(1,425,447)	(1,585,132)	696,102	(531,596)

Class I
Shares sold	29,392	107,341	-	-
Reinvested distributions	887	47,561	-	-
Shares redeemed	(477,198)	(904,373)	-	-
Net decrease	(446,919)	(749,471)	-	-

Class U
Shares sold	15,081	218,060	-	-
Reinvested distributions	452	194,410	-	-
Shares redeemed	(1,386,267)	(2,498,675)	-	-
Net decrease	(1,370,734)	(2,086,205)	-	-

Class C
Shares sold	-	-	502,562	605,739
Reinvested distributions	-	-	91,461	733,855
Shares redeemed	-	-	(820,806)	(2,961,893)
Net decrease	-	-	(226,783)	(1,622,299)

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
Financial Highlights
Based on the Average Fund Shares Outstanding Throughout Each Period

			Class A					Class I
	For the Year		For the Year		For the Period		For the Year	For the Year	For the Period
	Ended		Ended		Ended		Ended	Ended	Ended
	June 30, 2013		June 30, 2012		June 30, 2011(1)		June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$ 10.70		$ 9.99		$ 10.00		$ 10.77	$ 9.98	$ 10.00

Investment operations:
Net investment loss	(0.06)		(0.16)		-	(c)	(0.06)	(0.12)	-	(c)
Net realized and unrealized gain (loss) on investments	1.72		0.92		(0.01)		1.79	0.93	(0.02)
Total from investment operations	1.66		0.76		(0.01)		1.73	0.81	(0.02)

Distributions from:
Distributions in excess of net investment income	(0.07)		-		-		(0.09)	-	-
Net realized gain	(0.71)		(0.05)		-		(0.71)	(0.05)	-
Total distributions	(0.78)		(0.05)		-		(0.80)	(0.05)	-

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	(c)	0.01	0.03	-	(c)

Net asset value, end of period	$ 11.58		$ 10.70		$ 9.99		$ 11.71	$ 10.77	$ 9.98

Total return (a)	16.35%		7.64%		(0.10)%	(f)	16.97%	8.45%	(0.20)%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,754		$ 5,818		$ 1,469		$ 8,406	$ 2,681	$ 3,001
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.38%		4.06%		5.96%	(e)	2.83%	3.36%	5.46%	(e)
After fees waived and expenses absorbed (d)	2.92%		3.43%		2.59%	(e)	2.41%	2.76%	2.09%	(e)
Ratio of net investment loss to average net assets:(b)
Before expense reimbursement (d)	(1.02)%		(2.20)%		(3.95)%	(e)	(0.93)%	(1.74)%	(3.57)%	(e)
After expense reimbursement (d)	(0.57)%		(1.57)%		(0.58)%	(e)	(0.50)%	(1.14)%	(0.20)%	(e)
Portfolio turnover rate	330.29%		492.70%		41.02%	(f)	330.29%	492.70%	41.02%	(f)

	Class U
	For the Year		For the Year		For the Period
	Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011(1)

Net asset value, beginning of period	$ 10.62		$ 9.97		$ 10.00

Investment operations:
Net investment loss	(0.09)		(0.21)		(0.01)
Net realized and unrealized gain (loss) on investments	1.68		0.90		(0.02)
Total from investment operations	1.59		0.69		(0.03)

Distributions from:
Distributions in excess of net investment income	(0.06)		-		-
Net realized gain	(0.71)		(0.05)		-
Total distributions	(0.77)		(0.05)		-

Paid in Capital from Redemption Fees	-	(c)	0.01		-	(c)

Net asset value, end of period	$ 11.44		$ 10.62		$ 9.97

Total return (a)	15.74%		7.05%		(0.30)%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 6,146		$ 5,661		$ 3,575
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.90%		4.47%		6.46%	(e)
After fees waived and expenses absorbed (d)	3.43%		3.85%		3.09%	(e)
Ratio of net investment loss to average net assets:(b)
Before expense reimbursement (d)	(1.32)%		(2.73)%		(4.23)%	(e)
After expense reimbursement (d)	(0.86)%		(2.11)%		(0.86)%	(e)
Portfolio turnover rate	330.29%		492.70%		41.02%	(f)

(a)

Aggregate total return, not annualized.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.40% for the year ended June 30, 2013, 0.82% for the year ended June 30, 2012 and 0.14% for the period ended June 30, 2011 attributed to interest expense.
The ratios include 0.07% for the year ended June 30, 2013 and 0.08% for the year ended June 30, 2012 attributed to dividends on securities sold short.
(e) Annualized.
(f) Not annualized.
(1)	The AmericaFirst Defensive Growth Fund commenced operations on May 23, 2011.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
Financial Highlights
Based on the Average Fund Shares Outstanding Throughout Each Period

			Class A						Class I
	For the Year		For the Year		For the Period		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011(1)		June 30, 2013		June 30, 2012		June 30, 2011(1)

Net asset value, beginning of period	$ 9.05		$ 10.09		$ 10.00		$ 9.05		$ 10.09		$ 10.00

Investment operations:
Net investment income	0.60		0.52		0.54		0.65		0.52		0.59
Net realized and unrealized gain (loss) on investments	0.23		(1.00)		0.30	(g)	0.23		(0.96)		0.30	(g)
Total from investment operations	0.83		(0.48)		0.84		0.88		(0.44)		0.89

Distributions from:
Net investment income	(0.56)		(0.55)		(0.55)		(0.60)		(0.59)		(0.60)
Net realized gain	-		(0.01)		(0.20)		-		(0.01)		(0.20)
Return of capital	(0.11)		-		-		(0.12)		-		-
Total distributions	(0.67)		(0.56)		(0.75)		(0.72)		(0.60)		(0.80)

Paid in Capital from Affiliate Payment	-		-	(c)	-		-		-		-

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	(c)	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 9.21		$ 9.05		$ 10.09		$ 9.21		$ 9.05		$ 10.09

Total return (a)	9.44%		(4.51)%		8.36%	(f)	9.96%		(4.01)%		8.86%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,325		$ 5,539		$ 8,477		$ 8,900		$ 4,749		$ 13,277
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.52%		2.43%		2.31%	(e)	2.02%		1.93%		1.81%	(e)
After fees waived and expenses absorbed (d)	2.21%		2.25%		2.21%	(e)	1.71%		1.73%		1.71%	(e)
Ratio of net investment income to average net assets:(b)
Before expense reimbursement (d)	6.23%		5.64%		5.14%	(e)	6.76%		5.53%		5.94%	(e)
After expense reimbursement (d)	6.54%		5.82%		5.24%	(e)	7.07%		5.73%		6.04%	(e)
Portfolio turnover rate	315.48%		411.30%		309.01%	(f)	315.48%		411.30%		309.01%	(f)

	Class U
	For the Year		For the Year		For the Period
	Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011(1)

Net asset value, beginning of period	$ 9.04		$ 10.07		$ 10.00

Investment operations:
Net investment income	0.55		0.46		0.50
Net realized and unrealized gain (loss) on investments	0.24		(0.99)		0.28	(g)
Total from investment operations	0.79		(0.53)		0.78

Distributions from:
Net investment income	(0.52)		(0.49)		(0.51)
Net realized gain	-		(0.01)		(0.20)
Return of capital	(0.10)		-		-
Total distributions	(0.62)		(0.50)		(0.71)

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 9.21		$ 9.04		$ 10.07

Total return (a)	8.98%		(4.99)%		7.71%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,825		$ 10,349		$ 23,799
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.02%		2.93%		2.81%	(e)
After fees waived and expenses absorbed (d)	2.71%		2.75%		2.71%	(e)
Ratio of net investment income to average net assets:(b)
Before expense reimbursement (d)	5.71%		4.88%		5.25%	(e)
After expense reimbursement (d)	6.01%		5.06%		5.35%	(e)
Portfolio turnover rate	315.48%		411.30%		309.01%	(f)

(a)

Aggregate total return, not annualized.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.01% for the year ended June 30, 2013, 0.04% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.
(e) Annualized.
(f) Not annualized.
(g)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011,  primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1)	The AmericaFirst Income Trends Fund commenced operations on July 1, 2010.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
Financial Highlights
Based on the Average Fund Shares Outstanding Throughout Each Period

	Class A								Class I
	For the Year		For the Year		For the Year		For the Period		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010(1)		June 30, 2013		June 30, 2012		June 30, 2011(2)

Net asset value, beginning of period	$ 9.31		$ 10.80		$ 8.73		$ 10.00		$ 9.40		$ 10.85		$ 9.07

Investment operations:
Net investment income (loss)	0.03		(0.11)		(0.09)		(0.01)		0.06		(0.07)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.01)		(0.76)		2.16		(1.26)		0.01	(g)	(0.76)		1.79
Total from investment operations	0.02		(0.87)		2.07		(1.27)		0.07		(0.83)		1.78

Distributions from:
Net realized gain	-		(0.62)		-		-		-		(0.62)		-
Return of capital	(0.04)		-		-		-		(0.08)		-		-
Total distributions	(0.04)		(0.62)		-		-		(0.08)		(0.62)		-

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	(c)	-		-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 9.29		$ 9.31		$ 10.80		$ 8.73		$ 9.39		$ 9.40		$ 10.85

Total return (a)	0.21%		(8.10)%		23.71%		(12.70)%	(f)	0.72%		(7.68)%		19.63%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,823		$ 22,113		$ 42,773		$ 34,043		$ 688		$ 4,890		$ 13,774
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.00%		3.41%		2.40%		2.78%	(e)	2.53%		2.86%		1.90%	(e)
After fees waived and expenses absorbed (d)	2.74%		3.41%		2.46%		2.45%	(e)	2.24%		2.86%		1.96%	(e)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement (d)	0.01%		(1.15)%		(0.71)%		(0.97)%	(e)	0.45%		(0.72)%		(0.02)%	(e)
After expense reimbursement (d)	0.28%		(1.15)%		(0.77)%		(0.64)%	(e)	0.65%		(0.72)%		(0.08)%	(e)
Portfolio turnover rate	601.59%		680.35%		575.17%		347.59%	(f)	601.59%		680.35%		575.17%	(f)

	Class U
	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010(1)

Net asset value, beginning of period	$ 9.19		$ 10.72		$ 8.72		$ 10.00

Investment operations:
Net investment income (loss)	(0.02)		(0.16)		(0.13)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.02)		(0.75)		2.13		(1.25)
Total from investment operations	(0.04)		(0.91)		2.00		(1.28)

Distributions from:
Net realized gain	-		(0.62)		-		-
Return of capital	-	(c)	-		-		-
Total distributions	-		(0.62)		-		-

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	(c)	-

Net asset value, end of period	$ 9.15		$ 9.19		$ 10.72		$ 8.72

Total return (a)	(0.38)%		(8.54)%		22.94%		(12.80)%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,759		$ 21,385		$ 47,319		$ 30,751
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.52%		3.90%		2.90%		3.28%	(e)
After fees waived and expenses absorbed (d)	3.25%		3.90%		2.96%		2.95%	(e)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement (d)	(0.48)%		(1.68)%		(1.21)%		(1.47)%	(e)
After expense reimbursement (d)	(0.21)%		(1.68)%		(1.27)%		(1.14)%	(e)
Portfolio turnover rate	601.59%		680.35%		575.17%		347.59%	(f)

(a)

Aggregate total return, not annualized.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.26% for the year ended June 30, 2013, 0.77% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.
The ratios include 0.04% for the year ended June 30, 2013 and 0.17% for the year ended June 30, 2012 attributed to dividends on securities sold short.
(e) Annualized.
(f) Not annualized.
(g)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2013,  primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1)	The AmericaFirst Absolute Return Fund Class A and Class U commenced operations on February 26, 2010.
(2)	The AmericaFirst Absolute Return Fund Class I commenced operations on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
Financial Highlights
Based on the Average Fund Shares Outstanding Throughout Each Period

	Class A
	For the Year		For the Year		For the Year	For the Year		For the Year
	Ended		Ended		Ended	Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009

Net asset value, beginning of period	$ 5.77		$ 6.67		$ 5.58	$ 4.81		$ 7.89

Investment operations:
Net investment income	0.19		0.17		0.19	0.15		0.23
Net realized and unrealized gain (loss) on investments	0.52		(0.13)		1.33	0.76		(3.06)
Total from investment operations	0.71		0.04		1.52	0.91		(2.83)

Distributions from:
Net investment income	(0.19)		(0.18)		(0.19)	(0.14)		(0.25)
Net realized gain	-		(0.77)		(0.24)	-		-
Total distributions	(0.19)		(0.95)		(0.43)	(0.14)		(0.25)

Paid in Capital from Affiliate Payment	-	(c)	0.01		-	-		-

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	-		-

Net asset value, end of period	$ 6.29		$ 5.77		$ 6.67	$ 5.58		$ 4.81

Total return (a)	12.43%		2.16%	(f)	27.66%	18.96%		(35.75)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 23,521		$ 17,566		$ 23,856	$ 16,669		$ 2,857
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.73%		1.74%		1.78%	2.46%	(e)	6.42%	(e)
After fees waived and expenses absorbed (d)	1.50%		1.52%		1.51%	1.59%	(e)	2.33%	(e)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement (d)	2.86%		2.69%		2.65%	2.55%	(e)	(0.88)%	(e)
After expense reimbursement (d)	3.09%		2.91%		2.92%	3.42%	(e)	3.21%	(e)
Portfolio turnover rate	228.87%		346.05%		284.37%	76.67%		188.73%

	Class C
	For the Year		For the Year		For the Year	For the Year		For the Year
	Ended		Ended		Ended	Ended		Ended
	June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009

Net asset value, beginning of period	$ 5.74		$ 6.64		$ 5.56	$ 4.81		$ 7.89

Investment operations:
Net investment income	0.15		0.14		0.14	0.11		0.19
Net realized and unrealized gain (loss) on investments	0.52		(0.14)		1.33	0.76		(3.05)
Total from investment operations	0.67		0.00		1.47	0.87		(2.86)

Distributions from:
Net investment income	(0.15)		(0.13)		(0.15)	(0.12)		(0.22)
Net realized gain	-		(0.77)		(0.24)	-		-
Total distributions	(0.15)		(0.90)		(0.39)	(0.12)		(0.22)

Paid in Capital from Affiliate Payment	-	(c)	-		-	-		-

Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	-		-

Net asset value, end of period	$ 6.26		$ 5.74		$ 6.64	$ 5.56		$ 4.81

Total return (a)	11.68%		1.32%		26.73%	17.95%		(36.21)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 25,848		$ 25,030		$ 39,703	$ 16,428		$ 325
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.48%		2.49%		2.53%	3.22%	(e)	7.17%	(e)
After fees waived and expenses absorbed (d)	2.25%		2.27%		2.26%	2.34%	(e)	3.08%	(e)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement (d)	2.16%		2.08%		2.09%	1.96%	(e)	(1.63)%	(e)
After expense reimbursement (d)	2.39%		2.30%		2.36%	2.84%	(e)	2.46%	(e)
Portfolio turnover rate	228.87%		346.05%		284.37%	76.67%		188.73%

(a)

Aggregate total return, not annualized.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.02% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.
(e)

The ratios include the impact of the consolidation of America First Growth Portfolio, Series 2 of 0.09% and 0.83% for the years ended June 30, 2010 and June 30, 2009, respectively.  These ratios exclude the impact of expenses of the underlying unit investment trusts other than America First Growth Portfolio.

(f)

For the year ended June 30, 2012, 0.27% of the Fund's Class A shares' total return consists of a voluntary reimbursement by the Advisor of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 1.89%.

The accompanying notes are an integral part of these financial statements.

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(1)ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AmericaFirst Quantitative Funds (the “Trust”) was reorganized as a Delaware statutory trust on January 4, 2013.  Prior to January 4, 2013, the Trust was a part of the Mutual Fund Series Trust, an Ohio business trust organized on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of four series. These financial statements include the following four series: AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund and AmericaFirst Quantitative Strategies Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as diversified series of the Trust. The investment objectives of each Fund are set forth below. AmericaFirst Capital Management, LLC (the “Manager”) is investment advisor to the Funds.

AmericaFirst Defensive Growth Fund (“Defensive Growth Fund”) commenced operations on May 23, 2011. The Fund’s investment objective is to achieve capital appreciation through all market cycles.

AmericaFirst Income Trends Fund (“Income Trends Fund”) commenced operations on July 1, 2010. The Fund’s investment objective is to achieve total return with a high rate of current income and total return with lower volatility than common stocks as measured by standard deviation.

AmericaFirst Absolute Return Fund (“Absolute Return Fund”) commenced operations on February 26, 2010. The Fund’s investment objective is to achieve capital appreciation with a focus on producing positive returns regardless of the direction of financial markets.

AmericaFirst Quantitative Strategies Fund (“Quantitative Strategies Fund”) commenced operations on
September 28, 2007. Prior to November 3, 2008, the Fund was named the AmericaFirst Income Strategies Fund. The Fund’s investment objective is to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

The Defensive Growth Fund, Income Trends Fund and Absolute Return Fund offer three classes of shares, Class A, Class I and Class U. The Quantitative Strategies Fund offers two classes of shares, Class A and Class C. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Exchange traded futures are valued at the settlement price determined by the exchange.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(1)ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for each Fund’s assets and liabilities measured at fair value:

Defensive Growth Fund

Assets
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 25,042,628	$ 25,042,628	$ -	$ -
Short Term Investment	133,548	133,548	-	-
Total	$ 25,176,176	$ 25,176,176	$ -	$ -

Liabilities
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock Sold Short (2)	$ 5,136,480	$ 5,136,480	$ -	$ -
Total	$ 5,136,480	$ 5,136,480	$ -	$ -

Income Trends Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 14,432,407	$ 14,432,407	$ -	$ -
Preferred Stock (2)	4,287,852	4,287,852	-	-
Bonds & Notes (2)	8,915,208	-	8,915,208	-
Unit Investment Trust	1,235,536	-	1,235,536	-
Short Term Investment	657,051	657,051	-	-
Total	$ 29,528,054	$ 19,377,310	$ 10,150,744	$ -

Absolute Return Fund

Assets
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 14,318,483	$ 14,318,483	$ -	$ -
Preferred Stock (2)	3,525,733	3,525,733	-	-
Short Term Investment	349,181	349,181	-	-
Total	$ 18,193,397	$ 18,193,397	$ -	$ -

Quantitative Strategies Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 30,327,003	$ 30,327,003	$ -	$ -
Bonds & Notes (2)	9,478,564	-	9,478,564	-
Unit Investment Trust	2,391,399	-	2,391,399	-
Preferred Stock (2)	6,653,839	6,653,839	-	-
Short Term Investment	501,356	501,356	-	-
Total	$ 49,352,161	$ 37,482,198	$ 11,869,963	$ -

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(1)ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(1) As of and during the period ended June 30, 2013, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2) For a detailed break-out of common stocks, preferred stocks, and bonds & notes by investment category please refer to the Schedules of Investments.

The Funds had no transfers between Level 1 and Level 2 during the year ended June 30, 2013.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

b) Derivatives Disclosure

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2013:

Income Trends Fund:

Operations		Realized Gain
Contract Type/	Location of Gain on	on
Primary Risk Exposure	Derivatives	Derivatives

Options on equity contracts	Net realized gain on options written	$ 4,410

The amount of realized gains on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk.  When a Fund writes a call option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

c)

Short Sales – A "short sale" is a transaction in which a fund sells a security it does not own, but has borrowed in anticipation that the market price of that security will decline.  A fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which a fund sold the security short.

d)

 Federal Income Tax - The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2010-2012) or expected to be taken in the Funds’ 2013 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

e)

Distribution to Shareholders - Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(1)ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f)

Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis using the effective interest method. Discounts and premiums on debt securities are amortized over their respective lives. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

g)

Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative share balances. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)

   Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)

   Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(2)

INVESTMENT TRANSACTIONS

For the year ended June 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Defensive Growth Fund	$ 71,781,641	$ 62,919,575
Income Trends Fund	87,430,822	70,257,683
Absolute Return Fund	192,067,447	209,766,465
Quantitative Strategies Fund	108,329,426	102,326,552

There were no government securities purchased or sold by the Funds during the year.

(3)

OPTIONS WRITTEN

A summary of option contracts written by the Income Trends Fund during the year ended June 30, 2013 were as follows:

	Call Options
	Number of Options *	Option Premiums
Options outstanding at beginning of year	$ -	$ -
Options written	5,680	430,327
Options covered	-	-
Options exercised	(5,260)	(425,917)
Options expired	(420)	(4,410)

Options outstanding at end of year	$ -	$ -

* One option contract is equivalent to one hundred shares of common stock.

(4)

INVESTMENT MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AmericaFirst Capital Management, LLC (“AFCM” or the “Manager”) acts as investment advisor for the Funds pursuant to the terms of the Investment Management Agreements (the “Management Agreements”). Under the terms of the Management Agreements, AFCM is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions. The Management Agreements provide that the Manager will provide the Funds with investment advice and supervision and will continuously furnish an investment program for the Funds consistent with the investment objectives and policies of the Funds. For its services under the Management Agreements, the Manager is paid a monthly management fee at the annual rate of 1.50%, 1.25%, 1.50% and 1.00% of the average daily net assets of the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund and Quantitative Strategies Fund, respectively. For the year ended June 30, 2013, the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund and Quantitative Strategies Fund incurred $241,294, $294,555  $454,961 and $462,745 of management fees, before waiver and reimbursements described below.

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(1)ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

AFCM and the Funds have entered into an Expense Limitation Agreements under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and extraordinary expenses) at 2.45% for Class A, 1.95% for Class I and 2.95% for Class U of the Defensive Growth Fund’s average daily net assets through October 31, 2013; at 2.20% for Class A, 1.70% for Class I and 2.70% for Class U of the Income Trends Fund’s average daily net assets through October 31, 2013; at 2.45% for Class A, 1.95% for Class I and 2.95% for the Class U of the Absolute Return Fund’s average daily net assets through October 31, 2013 and 1.50% for Class A and 2.25% for Class C of the Quantitative Strategies Fund’s average daily net assets through October 31, 2013. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which those particular expenses are incurred, if the Funds are able to make the repayments without exceeding the expense limitations in effect at that time and the repayments are approved by the Board of Trustees. For the year ended June 30, 2013, the Manager waived management fees of $72,989 for the Defensive Growth Fund. The Manager may recapture $23,101, $74,769, and $72,989 no later than June 30, 2014, June 30, 2015, and June 30, 2016 respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2013, the Manager waived management fees of $72,391 for the Income Trends Fund. The Manager may recapture $35,882, $51,974, and $72,391 no later than June 30, 2014, June 30, 2015, and June 30, 2016 respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2013, the Manager waived management fees of $80,241 for the Absolute Return Fund. The Manager may recapture $3,266 and $80,241 no later than June 30, 2015 and June 30, 2016, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2013, the Manager waived management fees of $105,032 for the Quantitative Strategies Fund. The Manager may recapture $138,204, $109,711, and $105,032 no later than June 30, 2014, June 30, 2015 and June 30, 2016, respectively, subject to the terms of the Expense Limitation Agreement.

              The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

              The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay to the distributor a monthly fee for distribution and shareholder servicing expenses. Under the Plan, the Funds may pay up to 0.50% and for Class A and 1.00% for Class U, respectively, per year of its average daily net assets of the Defensive Growth Fund, the Income Trends Fund and the Absolute Return Fund for such distribution and shareholder service activities.  The Quantitative Strategies Fund may pay up to 0.25% for Class A and 1.00% for Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  The Distribution Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended June 30, 2013, $88,729, $135,200, $212,103 and $308,871 were accrued under the Plan for the Defensive Growth Fund, the Income Trends Fund, the Absolute Return Fund and Quantitative Strategies Fund, respectively.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2013, the Distributor received underwriter commissions of $581,151 for sales of Class A, Class C and Class U shares, of which $68,940 was retained by the principal underwriter or other affiliated broker-dealers.

               Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust. Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid $2,500 per meeting attended in-person or $100 per telephonic meeting attended, at the discretion of the Chairman of the Trust. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings

             Garfield Holdings, LLC, an affiliate of the Manager, provides compliance services to the Funds.

             Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

             In addition, Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(5)   REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs.  For the year ended June 30, 2013, the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund and Quantitative Strategies Fund assessed $3,662, $1,221, $2,278 and $4,725, respectively, in redemption fees.

(6)   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended June 30, 2013 and June 30, 2012 was as follows:

As of June 30, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/ (depreciation), undistributed net investment income/ (loss) and accumulated net realized gains/ (losses) from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, partnerships and grantor trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Absolute Return Fund incurred and elected to defer such late year losses of $1,931.

At June 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses), net operating losses, reclass of income distributions, passive foreign investment companies, real estate investment trusts, partnerships, royalty and grantor trusts, and adjustments for the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the period ended June 30, 2013 as follows for the following Funds:

AMERICAFIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT

June 30, 2013

(7)

INVESTMENTS IN AFFILIATED COMPANIES

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in the company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in Income Trends Fund and Quantitative Strategies Fund as of June 30, 2013 amounted to $1,235,536 and $2,391,399, representing 4.11%  and 4.84% of net assets, respectively.  Companies which are affiliates of the Fund at June 30, 2013 are noted in the Funds’ Portfolio of Investments.   Transactions during the year with companies which are affiliates are as follows:

AmericaFirst Income Trends Fund
CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value -End of Year
23659105	AmericaFirst Defensive Growth
	& Income Portfolio Series 1	$ -	$ 1,263,838	$ -	$ -	$ 1,235,536
	TOTAL	$ -	$ 1,263,838	$ -	$ -	$ 1,235,536

AmericaFirst Quantitative Strategies und
CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value -End of Year
23659105	AmericaFirst Defensive Growth
	& Income Portfolio Series 1	$ -	$ 2,451,673	$ -	$ -	$ 2,391,399
	TOTAL	$ -	$ 2,451,673	$ -	$ -	$ 2,391,399

(8)

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

(9)

SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

the AmericaFirst Quantitative Funds and the Shareholders

of the AmericaFirst Absolute Return Fund,

the AmericaFirst Quantitative Strategies Fund,

the AmericaFirst Income Trends Fund and

the AmericaFirst Defensive Growth Fund

We have audited the accompanying statements of assets and liabilities of the AmericaFirst Absolute Return Fund, the AmericaFirst Quantitative Strategies Fund, the AmericaFirst Income Trends Fund and the AmericaFirst Defensive Growth Fund, each a series of shares of beneficial interest of the AmericaFirst Quantitative Funds, including the schedules of investments, as of June 30, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AmericaFirst Absolute Return Fund, the AmericaFirst Quantitative Strategies Fund, the AmericaFirst Income Trends Fund and the AmericaFirst Defensive Growth Fund as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 5, 2013

Additional Information (Unaudited)

Reference is made to the Prospectus and the Statements of Additional Information for descriptions of the Management Agreements, Services Agreements and Distribution (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset value of shares of the Funds.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission
(the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.  The Funds’ Form N-Qs may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-217-8363; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-217-8363; and on the Commission’s website at http://www.sec.gov.

At a Special Meeting of Shareholders of the Funds held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on August 21, 2012, shareholders of record at the close of business on June 1, 2012 voted to approve the following proposal:

Proposal - To approve a proposed Agreement and Plan of Reorganization and Termination (“Reorganization”) pursuant to which the Funds would reorganize into separate series of AmericaFirst Quantitative Funds (“AmericaFirst Trust”), an investment company newly organized as a Delaware statutory trust, under which each existing Fund would transfer all assets into a corresponding newly created series of AmericaFirst Trust:

AmericaFirst Defensive Growth Fund

Votes in Favor	Votes Against	Abstained
644,399	22,451	98,617

AmericaFirst Income Trends Fund

Votes in Favor	Votes Against	Abstained
1,194,976	20,717	148,835

AmericaFirst Absolute Return Fund

Votes in Favor	Votes Against	Abstained
2,432,807	79,599	475,297

AmericaFirst Quantitative Strategies Fund

Votes in Favor	Votes Against	Abstained
3,534,238	54,252	505,591

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on February 8, 2012, (the “Organizational Meeting”), the Board of Trustees (the “Board”) of AmericaFirst Quantitative Funds (the “Trust”), including a majority of those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an investment advisory agreement (the “Agreement”) between AmericaFirst Capital Management, LLC (the “Adviser”) and the Trust, on behalf of the AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, America First Quantitative Strategies Fund and AmericaFirst Absolute Return Fund (each a “Fund” and, together, the “Funds”), each a new series of the Trust.

 In connection with the Board’s consideration of the Agreement, the Adviser provided the Board in advance of the Meeting with written materials and provided a presentation regarding its proposed services under the Agreement. In its consideration of the approval of the Agreement for the Fund, the Board did not identify any single factor as controlling.  Matters considered by the Board in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed the Adviser’s Form ADV, which provided information on the corporate structure, officers, owners, and compliance record of the Adviser.  The Board noted that the Adviser had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Funds’ investment policies and limitations, as well as federal securities laws.  The Board then noted that they had reviewed financial information about the firm provided by the Adviser.  The Board considered the investment experience of the portfolio manager for the Funds, as well as the quality of the administrative services provided by the Adviser.  The Board concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

Performance.  As to the Funds’ performance, the Board referred to materials from the Adviser regarding the past performance of each Fund since inception versus each Fund’s benchmark index.  The Board also noted that the AmericaFirst Quantitative Strategies Fund was rated by Morningstar as a “5-Star” fund and has earned Lipper’s highest ranking in three separate categories.  As a result of its review of the Funds’ performance, the Board concluded that the performance of the Funds was acceptable.

Fees and Expenses.  As to comparative fees and expenses, the Board considered the management fees proposed to be paid by each Fund under the Agreement and compared them to the management fees paid by a peer group of similarly managed funds selected by the Adviser.  The Board also compared the total expense ratio of each Fund with the expense ratios of the funds in the peer group.  The Board noted that each Fund’s expense ratio was below the average for funds in each Fund’s respective peer group.  They also noted that each Fund’s management fee was above the average for funds in the respective peer group, but in line with or lower than certain funds in the peer group.  The Board concluded that each Fund’s management fee under the Agreement was acceptable in light of the quality of services each Fund receives from the Adviser, each Fund’s performance and the level of fees paid by funds in each peer group.

Profitability.  As to the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed financial information provided by the Adviser, and noted that the Adviser is participating in expense limitation arrangements.  Based on their review, the Board concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Funds was not excessive.

Economies of Scale. As to economies of scale, the Board noted that the Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Board agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Funds and their respective shareholders if a Fund experiences a substantial growth in assets.  However, the Board recognized that the Funds had not yet reached asset levels where the Adviser could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at this time.  Consequently, the Board concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion.  As a result of their considerations, the Board, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Adviser is in the best interests of each of the Funds and each Fund’s respective shareholders.  Accordingly, the Board, including by separate vote of the Independent Trustees, unanimously approved the adoption of the Agreement.

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

 Independent Trustees

Name, Address and Age	Position(s) Held with AmericaFirst Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Overseen by AmericaFirst Trustee	Other Directorships Held by AmericaFirst Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Michael G. Dencavage Age: 59	Trustee– 2012 to present	Chief Financial Officer, San Juan Unified School District, (2004 to 2011)	4	None
Kathleen T. Barr Age: 58	Independent Chair of the Board of Trustees – 2012 to present	President, Productive Capital Management, Inc. (a registered investment adviser to public entities) (2010 to present); Owner, K T Barr Consulting, LLC (a mutual fund and investment management consulting service) (2010 to present); Chief Administrative Officer, Senior Vice President and Senior Managing Director, PNC Capital Advisors, LLC (1996 to 2010)]; Chief Administrative Officer, Chief Compliance Officer, Senior Vice President, PNC Funds (formerly Allegiant Funds and Armada Funds)(1996 to 2010)	4	None

Interested Trustee** and Officers

Name, Address and Age	Position(s) Held with AmericaFirst Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Overseen by AmericaFirst Trustee	Other Directorships Held by AmericaFirst Trustee During the Past Five Years
INTERESTED TRUSTEE
Rick A. Gonsalves 8150 Sierra College Blvd., Suite 290, Roseville, CA 95661 Age: 44	Trustee – 2012 to present	President & Chief Executive Officer, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Funds and New Funds; President & Chief Executive Officer, Renaissance Investment Services (2005 to 2008); Registered Broker Representative, Brecek & Young Advisors, Inc. (January 2007 to December 2007); Registered Broker Representative, WRP Investments, Inc. (2005 to 2006).	4	None
OFFICERS OF THE TRUST
Andrew Rogers Age: 44	President – 2012 to present

Chief Executive Officer, Gemini Fund Services, LLC  (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager,  GemCom LLC (2004-2011).

			n/a	n/a
Robert G. Roach, Jr. 8150 Sierra College Blvd., Suite 290, Roseville, CA 95661 Age: 51	Chief Compliance Officer of the Trust 2012 - present

Chief Compliance Officer, AmericaFirst Capital Management, LLC (2012 – present); Managing Director & Chief Compliance Officer, AmericaFirst Securities, Inc. (2012 – present); COO, CFO & CCO, Nile Capital Management, LLC (2009 – 2012), Interested Trustee, Nile Capital Investment Trust (2012 - present), Treasurer & Chief Compliance Officer, Nile Capital Investment Trust (2010 – 2012);

CEO, CFO & CCO, Nile Capital, LLC (2003 – 2011).

			n/a	n/a
James Colantino Age: 43	Treasurer 2012 – present	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	n/a	n/a
Richard A. Malinowski, Esq. Age: 30	Secretary 2012 - present

Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).

			n/a	n/a

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-217-8363.

PRIVACY NOTICE
FACTS		WHAT DOES AMERICAFIRST QUANTITATIVE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AmericaFirst Quantitative Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AmericaFirst Quantitative Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-217-8363

Who we are
Who is providing this notice?	AmericaFirst Quantitative Funds
What we do
How does AmericaFirst Quantitative Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AmericaFirst Quantitative Funds collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ AmericaFirst Quantitative Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ AmericaFirst Quantitative Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ AmericaFirst Quantitative Funds does not jointly market.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $52,500

2012 – $43,500

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $8,000

2012 – $9,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $8,000

2012 - $9,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmericaFirst Quantitative Funds

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/Jim Colantino

       James Colantino, Treasurer

Date

9/9/13